Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

15. COMMITMENTS AND CONTINGENCIES

Legal Matters

The Company is involved in litigation and arbitrations from time to time in the ordinary course of business. After consulting legal counsel, the Company does not believe that the outcome of any such pending or threatened litigation will have a material adverse effect on its financial condition or results of operations. However, as is inherent in legal proceedings, there is a risk that an unpredictable decision adverse to the Company could be reached. The Company records legal costs associated with loss contingencies as incurred. Settlements are accrued when, and if, they become probable and estimable.

Employment Agreement

On September 28, 2015, the Company entered into an employment agreement with Scott Mathis, the Company’s CEO (the “Employment Agreement”). Among other things, the agreement provided for a three-year term of employment at an annual salary of $401,700 (subject to a 3% cost-of-living adjustment per year), bonus eligibility, paid vacation and specified business expense reimbursements. The agreement sets limits on Mr. Mathis’ annual sales of GGH common stock. Mr. Mathis is subject to a covenant not to compete during the term of the agreement and following his termination for any reason, for a period of twelve months. Upon a change of control (as defined by the agreement), all of Mr. Mathis’ outstanding equity-based awards will vest in full and his employment term resets to two years from the date of the change of control. Following Mr. Mathis’s termination for any reason, Mr. Mathis is prohibited from soliciting Company clients or employees for one year and disclosing any confidential information of GGH for a period of two years. The agreement may be terminated by the Company for cause or by the CEO for good reason, in accordance with the terms of the agreement. The Board of Directors extended the Employment Agreement on various dates such that as of March 29, 2020 the Employment Agreement, as amended, expires on December 31, 2020. All other terms of the Employment Agreement remain the same. The Board of Directors also approved the payment of Mr. Mathis’ cost of living salary adjustment of 3% for the years 2019 and 2020 to be paid in equal monthly installments beginning January 1, 2021, provided the Company has uplisted to a national stock exchange. The Board of Directors granted a retention bonus to Mr. Mathis that consists of the real estate lot on which Mr. Mathis has been constructing a home at Algodon Wine Estates, to vest in one-third increments over the next three years (the “Retention Period”), provided Mr. Mathis’s performance as an employee with the Company continues to be satisfactory, as deemed by the Board of Directors. The current market value of the lot is $115,000, and before ownership of the lot can be transferred to Mr. Mathis, the Company must be legally permitted to issue a deed for the property. Mr. Mathis is eligible to receive a pro-rata portion of the bonus if his employment is terminated before the end of the Retention Period.

Due to economic circumstances related to the global coronavirus outbreak 2019 (COVID-19), on March 13, 2020, Mr. Mathis voluntarily deferred payment of 85% of his salary through August 21, 2020. The Company is accruing all compensation not paid to Mr. Mathis pursuant to his employment agreement until the Company has sufficient funds to pay his full compensation. On August 26, 2020, the Company paid out $68,000 which was owed to Mr. Mathis in connection with his deferred compensation. The balance owed to Mr. Mathis as of September 30, 2020 is $107,485.

17. COMMITMENTS AND CONTINGENCIES

Legal Matters

The Company is involved in litigation and arbitrations from time to time in the ordinary course of business. After consulting with legal counsel, the Company does not believe that the outcome of any such pending or threatened litigation will have a material adverse effect on its financial condition or results of operations. However, as is inherent in legal proceedings, there is a risk that an unpredictable decision adverse to the Company could be reached. The Company records legal costs associated with loss contingencies as incurred. Settlements are accrued when, and if, they become probable and estimable.

Employment Agreement

On September 28, 2015, we entered into an employment agreement with Scott Mathis, our CEO (the “Employment Agreement”). Among other things, the agreement provides for a three-year term of employment at an annual salary of $401,700 (subject to a 3% cost-of-living adjustment per year), bonus eligibility, paid vacation and specified business expense reimbursements. The agreement sets limits on Mr. Mathis’ annual sales of GGH common stock. Mr. Mathis is subject to a covenant not to compete during the term of the agreement and following his termination for any reason, for a period of twelve months. Upon a change of control (as defined by the agreement), all of Mr. Mathis’ outstanding equity-based awards will vest in full and his employment term resets to two years from the date of the change of control. Following Mr. Mathis’s termination for any reason, Mr. Mathis is prohibited from soliciting Company clients or employees for one year and disclosing any confidential information of GGH for a period of two years. The agreement may be terminated by the Company for cause or by the CEO for good reason, in accordance with the terms of the agreement. On September 20, 2018, the Board of Directors extended the Employment Agreement on the same terms for a period of 120 days. On January 31, 2019, the Board of Directors of the Company extended the Employment Agreement through April 30, 2019, and on December 27, 2019, the Board of Directors extended the Employment Agreement through February 29, 2020. On February 19, 2020, the Board of Directors extended the Employment Agreement through May 31, 2020.

Importer Agreement

The Company entered into an agreement (the “Importer Agreement”) with an importer (the “Importer”) effective June 1, 2016, pursuant to which the Company has engaged the Importer as its sole and exclusive importer, distributor and marketing agent of wine in the United States for certain minimum sales quantities at prices mutually agreed upon by the Company and the Importer. The Importer Agreement terminates on December 31, 2020 and is automatically renewable for an indefinite number of successive three-year terms, unless terminated by the Company or the Importer for cause, as defined in the Importer Agreement.

Lease Commitments

The Company leases one corporate office through an operating lease agreement. The Company has an obligation for its corporate office located in New York, New York, which expires August 31, 2020. As of December 31, 2019, the lease had a remaining term of approximately 0.7 years. Over the duration of the lease, payments will escalate 3% every year.

As of December 31, 2019, the Company had no leases that were classified as a financing lease. As of December 31, 2019, the Company did not have additional operating and financing leases that have not yet commenced.

Total operating lease expense for this property was $232,471 and $211,271 for the years ended December 31, 2019 and 2018, respectively, net of expense allocation to affiliates (see Note 14 – Related Party Transactions – Expense Sharing).

Supplemental cash flow information related to leases was as follows:

Year Ended
December 31, 2019

Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$240,375

Right-of-use assets obtained in exchange for lease obligations:
Operating leases	$361,020

Weighted Average Remaining Lease Term:
Operating leases	0.67 years

Weighted Average Discount Rate:
Operating leases	8.0%

Future minimum payments on this operating lease are as follows:

For the Years Ending
December 31,	Amount

2020	$163,424
Total	$163,424